CONVERTIBLE DEBT	12 Months Ended
Dec. 31, 2020
CONVERTIBLE DEBT
CONVERTIBLE DEBT

11. CONVERTIBLE DEBT

On March 9, 2017, the Company entered into a convertible debt agreement with ShanShui CongRong Media Investment Co., Ltd (“ShanShui CongRong”), a third party investor, to borrow a one-year loan in the amount of USD3.0 million. During the period of the loan, ShanShui CongRong was entitled to convert all of the outstanding principal of the convertible debt into 116,640 shares of Series C-2 Redeemable Convertible Preferred Shares (“Series C-2 Preferred Shares”) of the Company. The interest rate of this convertible debt is 5% simple interest per annum. However, no interest shall be accrued on the outstanding principal amount, if any portion of the principal amount is converted to the Company’s Series C-2 Preferred Shares. The conversion price is US$ 25.72 per share. On March 8, 2018, the term of maturity date of this convertible debt was extended to March 8, 2020.

The Company concluded the embedded conversion option did not need to be bifurcated pursuant to ASC 815 because these terms do not permit net settlement, nor they can be readily settled net by a means outside the contract, nor they can provide for delivery of an asset that puts the holders in a position not substantially different from net settlement. The Company further determined that there was no beneficial conversion feature attributable to the convertible debt because the initial effective conversion price of the convertible debt was higher than the fair value of the Company’s Series C-2 Preferred Shares at the commitment date. The Company elected to measure the convertible debt in its entirety at fair value with changes in fair value recognized in earnings in consolidated statement of comprehensive loss.

The Company adopted a scenario-weighted average method to estimate fair value of the convertible debt based on the probability of each scenario and pay-off of convertible debt under each scenario. Changes in fair value of convertible debt in the amount of RMB3,553,249, RMB8,749,608 and nil for the years ended December 31, 2018, 2019 and 2020, respectively, were recognized in the consolidated statements of comprehensive loss.

On November 20, 2019, the Group and ShanShui CongRong agreed to terminate the convertible debt agreement, pursuant to which the principal amount of USD3.0 million (equivalent to RMB20.0 million) was fully paid in November 2019 and the accrued interest of RMB2.7 million was paid by the end of the first quarter of 2020. The difference in the amount of USD1.3 million (equivalent to RMB9.0 million) between the settlement amount of USD3.2 million (equivalent to RMB22.7 million) and the carrying amount of USD4.5 million (equivalent to RMB31.8 million) as at November 20, 2019 was recognized as a gain on extinguishment of a convertible debt for the year ended December 31, 2019. The Company has paid off the interest in the amount of RMB2.7 million on March 9, 2020.